Intangible and Other Assets, Net	12 Months Ended
Dec. 31, 2012
Intangible and Other Assets, Net

(12) Intangible and other assets, net

Intangible and other assets, net consisted of the following (in thousands):

	As of December 31,
	2011	2012
Internet domain names	$15,256	$14,910
Less accumulated amortization	(14,535)	(14,590)

Internet domain names, net	721	320
Other assets:
Registration fees, net	1,142	9
Other	328	282

Total intangibles and other assets, net	$2,191	$611

The Company capitalizes costs incurred to acquire domain names or URLs, which include the initial registration fees, to other intangible assets which excludes intangible assets acquired through business combinations. The capitalized costs are amortized over the expected useful life of the domain names on a straight-line basis. The Company also capitalizes costs incurred to renew or extend the term of the domain names or URLs to prepaid expenses and other current assets or registration fees, net. The capitalized costs are amortized over the renewal or extended period on a straight-line basis. The total amount of costs incurred for the year ended December 31, 2012 to renew or extend the term for domain names was $2.4 million. The weighted average renewal period for registration fees as of December 31, 2012 was approximately 1.0 year.

Amortization expense for Internet domain names for the years ended December 31, 2010, 2011 and 2012, was approximately $1.6 million, $1.2 million and $520,000, respectively.

Based upon the current amount of domains subject to amortization, the estimated expense for the next five years is as follows: $280,000 in 2013, $40,000 in 2014 and $0 thereafter.